-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 7, 2005


                                  CWABS, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                Delaware                333-118926              95-4596514
      ----------------------------     -----------         -------------------
      (State or Other Jurisdiction     (Commission           (I.R.S. Employer
            of Incorporation)          File Number)        Identification No.)

            4500 Park Granada
          Calabasas, California                                   91302
      ----------------------------                            -------------
          (Address of Principal                                 (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------

     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 23, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-S.










----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 20, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-S, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-S.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.

                   Principal Balances for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
 Range of Principal Balances      Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
             ($)                Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
------------------------------  -----------   --------  -----------  ---------   --------   ---------   ----------   -------------

      0.01  -    10,000.00.... $    113,238       27       0.02%    $   4,194     5.530%     297.05        732          55.1%
 10,000.01  -    20,000.00....    1,650,349      103       0.22        16,023     5.330      298.15        736          49.8
 20,000.01  -    30,000.00....    3,286,583      125       0.44        26,293     5.382      298.20        717          51.9
 30,000.01  -    40,000.00....    5,764,994      159       0.78        36,258     5.427      298.42        714          58.3
 40,000.01  -    50,000.00....   12,027,405      262       1.63        45,906     5.438      298.20        720          65.8
 50,000.01  -    60,000.00....   11,571,167      208       1.56        55,631     5.557      298.18        714          70.7
 60,000.01  -    70,000.00....   15,766,165      241       2.13        65,420     5.487      298.07        711          73.5
 70,000.01  -    80,000.00....   20,568,796      274       2.78        75,069     5.435      298.11        704          77.4
 80,000.01  -    90,000.00....   21,731,233      255       2.94        85,221     5.515      298.03        706          81.8
 90,000.01  -    100,000.00...   27,622,595      286       3.73        96,583     5.461      298.11        709          77.6
100,000.01  -    125,000.00...   79,346,417      701      10.72       113,190     5.430      298.10        708          84.1
125,000.01  -    150,000.00...  103,786,399      748      14.03       138,752     5.331      298.10        703          83.9
150,000.01  -    175,000.00...   55,712,951      343       7.53       162,428     5.323      298.04        718          85.7
175,000.01  -    200,000.00...   54,267,211      289       7.33       187,776     5.260      298.08        727          82.8
200,000.01  -    225,000.00...   35,567,512      167       4.81       212,979     5.339      298.11        714          86.5
225,000.01  -    250,000.00...   41,857,214      176       5.66       237,825     5.172      298.10        721          84.3
250,000.01  -    275,000.00...   31,201,011      119       4.22       262,193     5.353      297.91        729          85.9
275,000.01  -    300,000.00...   31,336,217      109       4.23       287,488     5.212      298.05        726          83.8
300,000.01  -    325,000.00...   23,814,385       76       3.22       313,347     5.119      298.35        726          83.5
325,000.01  -    350,000.00...   22,715,255       67       3.07       339,034     5.231      297.69        726          82.2
350,000.01  -    375,000.00...   19,585,817       54       2.65       362,700     5.271      297.98        726          83.1
375,000.01  -    400,000.00...   25,783,332       66       3.48       390,657     5.086      297.99        726          84.6
400,000.01  -    425,000.00...   11,134,504       27       1.50       412,389     5.200      297.95        723          87.7
425,000.01  -    450,000.00...    6,570,226       15       0.89       438,015     5.101      298.13        717          79.6
450,000.01  -    475,000.00...   11,149,909       24       1.51       464,580     5.436      297.62        714          86.1
475,000.01  -    500,000.00...   12,830,701       26       1.73       493,488     5.548      298.24        726          74.1
500,000.01  -    525,000.00...    4,124,444        8       0.56       515,555     5.266      297.61        722          86.5
525,000.01  -    550,000.00...    2,672,800        5       0.36       534,560     4.847      298.20        715          70.9
550,000.01  -    575,000.00...    3,934,033        7       0.53       562,005     5.688      297.16        732          78.8
575,000.01  -    600,000.00...    4,097,146        7       0.55       585,307     5.344      297.16        711          74.2
600,000.01  -    625,000.00...    1,849,092        3       0.25       616,364     5.501      298.33        714          86.2
625,000.01  -    650,000.00...    6,394,587       10       0.86       639,459     5.243      297.81        725          82.0
650,000.01  -    675,000.00...    1,970,712        3       0.27       656,904     5.047      296.99        728          79.9
675,000.01  -    700,000.00...    2,070,000        3       0.28       690,000     6.630      298.67        664          75.5
700,000.01  -    725,000.00...    2,879,422        4       0.39       719,856     5.656      297.75        703          77.8
725,000.01  -    750,000.00...    2,226,000        3       0.30       742,000     4.705      298.33        719          63.7
750,000.01  -    775,000.00...      775,000        1       0.10       775,000     6.000      299.00        780          53.4
775,000.01  -    800,000.00...    2,394,713        3       0.32       798,238     5.669      298.00        701          49.5
800,000.01  -    825,000.00...    1,642,000        2       0.22       821,000     5.193      298.00        746          67.0
825,000.01  -    850,000.00...    1,679,490        2       0.23       839,745     6.250      294.51        690          82.6
850,000.01  -    875,000.00...    1,736,714        2       0.23       868,357     5.808      298.50        729          72.5
875,000.01  -    900,000.00...    1,797,514        2       0.24       898,757     5.877      298.00        774          82.5
925,000.01  -    950,000.00...      950,000        1       0.13       950,000     6.250      300.00        756          57.9
950,000.01  -    975,000.00...      960,000        1       0.13       960,000     6.000      299.00        769          80.0
975,000.01  -  1,000,000.00...    2,982,185        3       0.40       994,062     5.042      298.33        712          59.4
Greater than   1,000,000.00...    6,102,378        3       0.82     2,034,126     5.381      297.43        755          53.9
                               -------------  -------   --------
         Total                 $ 739,999,815    5,020    100.00%
                               =============  =======   ========

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans was approximately $147,410.

                     Loan Programs for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
 Description of Loan Program      Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
           Programs             Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------

10 Year Draw, 15 Year Repay..  $ 739,999,815   5,020      100.00%    $ 147,410    5.336%      298.04        717         81.5%
                               -------------  -------   --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======   ========



                       Loan Rates for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   Range of Loan Rates (%)      Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------

Less than or equal to 3.000.   $     177,000       3        0.02%    $   59,000       3.000%     298.72        697         38.8%
 3.001 - 3.500..............         710,010      10        0.10         71,001       3.483      298.45        717         44.1
 3.501 - 4.000..............       1,727,735      10        0.23        172,773       3.900      298.56        715         72.9
 4.001 - 4.500..............      71,192,923     477        9.62        149,251       4.474      298.20        729         67.7
 4.501 - 5.000..............     339,368,840   2,101       45.86        161,527       4.852      298.11        712         85.7
 5.001 - 5.500..............      80,334,037     571       10.86        140,690       5.280      298.13        719         76.8
 5.501 - 6.000..............      88,587,366     621       11.97        142,653       5.892      297.71        733         79.3
 6.001 - 6.500..............     110,395,684     878       14.92        125,735       6.246      297.95        707         84.5
 6.501 - 7.000..............      29,421,887     238        3.98        123,621       6.779      297.92        724         77.7
 7.001 - 7.500..............      11,092,023      69        1.50        160,754       7.291      298.32        698         80.1
 7.501 - 8.000..............       3,668,956      23        0.50        159,520       7.740      297.74        708         76.8
 8.001 - 8.500..............       1,139,180       8        0.15        142,397       8.285      298.45        709         88.1
 8.501 - 9.000..............         714,755       5        0.10        142,951       8.686      298.68        718         85.3
 9.001 - 9.500..............         989,492       4        0.13        247,373       9.254      297.41        716         80.2
 9.501 - 10.000.............         218,958       1        0.03        218,958       9.875      297.00        648         95.0
10.001 - 10.500.............         260,970       1        0.04        260,970      10.250      298.00        659         85.9
                               -------------  ------     --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========

     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans was approximately 5.336%.


         Months Remaining to Scheduled Maturity for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
Range of Months Remaining         Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   toScheduled Maturity         Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
----------------------------    -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
277 - 288...................    $     357,242        7       0.05%   $   51,035    5.378%     285.83        722         68.8%
289 - 300...................      739,642,574    5,013       99.9       147,545    5.336      298.05        717         81.6
                               -------------    ------    --------
         Total                  $ 739,999,815    5,020     100.00%
                               =============    =======   ========

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans was approximately 298.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

             Original Loan-to-Value Ratios for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
  Range of Original Loan-         Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   to-Value Ratio (%)           Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
 0.01 - 10.00................. $     778,675       18        0.11%    $ 43,260     5.340%     298.23        737          8.5%
10.01 - 20.00.................     4,877,537       92        0.66       53,017     4.996      298.26        725         16.7
20.01 - 30.00.................     7,952,585      111        1.07       71,645     5.177      298.13        725         25.9
30.01 - 40.00.................    17,333,098      171        2.34      101,363     5.266      298.32        745         36.0
40.01 - 50.00.................    18,051,729      173        2.44      104,345     5.171      298.12        734         45.8
50.01 - 60.00.................    29,261,016      200        3.95      146,305     5.412      297.99        726         55.7
60.01 - 70.00.................    58,953,652      380        7.97      155,141     5.282      298.01        721         66.8
70.01 - 80.00.................   136,871,465      819       18.50      167,120     5.236      298.13        726         77.6
80.01 - 90.00.................   291,518,090    2,150       39.39      135,590     5.588      298.06        708         88.9
90.01 - 100.00................   174,401,968      906       23.57      192,497     5.041      297.93        715         94.6
                               -------------   ------    --------
         Total                 $ 739,999,815    5,020      100.00%
                               =============  =======    ========


     As of the Statistical Calculation Date, the weighted average original loan-to-value ratio of the statistical calculation mortgage loans was approximately 81.55%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                Geographic Distribution for the Mortgage Loans

                                                       Percent of               Weighted    Weighted      Weighted      Weighted
                               Aggregate    Number     Aggregate    Average      Average     Average       Average      Average
                               Principal      of       Principal    Current      Gross      Remaining      Credit       Original
                                Balance     Mortgage    Balance    Principal    Mortgage      Term         Bureau     Loan-to-Value
         State                Outstanding    Loans    Outstanding   Balance       Rate      (months)     Risk Score      Ratio
---------------------------   -----------   --------  -----------  ---------    --------    ---------    ----------   -------------
Alabama....................   $  14,610,308   121        1.97%     $  120,746       5.367%     297.87        710         88.1%
Alaska.....................       1,129,850     9        0.15         125,539       5.120      298.32        708         86.8
Arizona....................      30,486,669   191        4.12         159,616       5.304      298.02        724         81.5
California.................      79,476,318   326       10.74         243,792       5.331      297.88        728         70.7
Colorado...................      24,461,970   149        3.31         164,174       5.225      297.87        725         81.9
Connecticut................       4,417,114    21        0.60         210,339       5.174      297.98        729         67.9
Delaware...................         901,292     9        0.12         100,144       4.914      298.63        721         72.9
District of Columbia.......         386,428     2        0.05         193,214       5.321      299.00        788         77.4
Florida....................      57,230,794   407        7.73         140,616       5.586      297.96        712         81.6
Georgia....................      17,193,749   134        2.32         128,312       5.437      298.02        711         86.1
Hawaii.....................       5,578,416    24        0.75         232,434       5.572      297.58        721         69.0
Idaho......................       6,778,496    57        0.92         118,921       5.373      298.03        711         87.2
Illinois...................      24,945,381   201        3.37         124,106       5.380      298.09        718         79.6
Indiana....................      15,902,500   166        2.15          95,798       5.298      298.11        709         86.1
Iowa.......................       6,414,579    59        0.87         108,722       5.155      297.88        700         89.8
Kansas.....................       6,876,688    57        0.93         120,644       5.143      298.17        709         85.3
Kentucky...................      19,105,927   157        2.58         121,694       5.300      298.25        705         88.1
Louisiana..................       7,385,504    56        1.00         131,884       5.154      297.91        694         84.7
Maine......................       1,057,997    11        0.14          96,182       5.430      297.96        734         68.9
Maryland...................       9,303,331    56        1.26         166,131       5.507      298.40        736         82.1
Massachusetts..............      11,523,994    52        1.56         221,615       5.664      298.92        732         67.7
Michigan...................      39,483,242   299        5.34         132,051       5.182      297.95        709         85.7
Minnesota..................      15,527,998   100        2.10         155,280       5.334      297.90        723         84.1
Mississippi................       3,229,035    33        0.44          97,850       5.265      298.09        694         86.4
Missouri...................      33,253,072   260        4.49         127,896       5.175      298.25        706         86.9
Montana....................       2,582,738    25        0.35         103,310       5.435      298.08        714         78.0
Nebraska...................       1,938,170    16        0.26         121,136       4.877      298.17        717         81.9
Nevada.....................      30,031,510   136        4.06         220,820       5.648      297.67        706         80.5
New Hampshire..............       3,204,904    21        0.43         152,614       5.190      298.30        713         76.0
New Jersey.................      24,878,953   118        3.36         210,839       5.390      298.38        731         77.4
New Mexico.................       3,277,616    25        0.44         131,105       5.077      298.23        714         82.6
New York...................      17,464,385   133        2.36         131,311       5.276      298.08        719         68.8
North Carolina.............      22,577,100   178        3.05         126,838       5.404      298.04        714         86.7
North Dakota...............         383,793     4        0.05          95,948       6.098      297.73        740         90.0
Ohio.......................      34,269,346   295        4.63         116,167       5.296      298.06        706         86.5
Oklahoma...................       6,148,139    59        0.83         104,206       5.236      297.86        700         86.6
Oregon.....................      11,699,579    73        1.58         160,268       5.529      298.10        724         84.9
Pennsylvania...............      24,195,667   197        3.27         122,821       5.271      297.91        721         83.8
Rhode Island...............       3,477,193    12        0.47         289,766       5.637      298.22        715         59.4
South Carolina.............      10,312,359    76        1.39         135,689       5.323      298.44        724         87.3
South Dakota...............         550,984     6        0.07          91,831       5.121      298.12        687         83.3
Tennessee..................      15,166,248   117        2.05         129,626       5.142      298.24        720         83.9
Utah.......................      13,571,077    86        1.83         157,803       5.199      298.14        718         85.9
Vermont....................         399,489     2        0.05         199,745       6.627      297.25        692         59.9
Virginia...................      27,395,123   160        3.70         171,220       5.341      298.00        726         85.0
Washington.................      22,503,035   128        3.04         175,805       5.290      298.03        722         82.7
West Virginia..............       3,304,013    29        0.45         113,931       5.294      298.39        705         82.6
Wisconsin..................      23,093,007   157        3.12         147,089       5.087      298.23        704         85.0
Wyoming....................         914,735    10        0.12          91,473       5.219      298.07        735         65.6
                              -------------  -----     --------
         Total                $ 739,999,815 5,020      100.00%
                              ============= =======    ========

          Credit Scores for the Mortgage Loans for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
  Range of Credit Scotres       Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
821 - 840..................   $   2,158,464       23        0.29%   $   93,846      5.239%    298.32        827        67.9%
801 - 820..................      21,523,229      167        2.91       128,882      5.173     298.50        808        73.4
781 - 800..................      53,971,723      357        7.29       151,181      5.265     298.12        789        76.2
761 - 780..................      84,004,161      529       11.35       158,798      5.357     298.01        770        78.4
741 - 760..................      89,340,391      543       12.07       164,531      5.332     298.10        750        82.7
721 - 740..................      98,796,511      629       13.35       157,069      5.316     297.89        731        82.8
701 - 720..................     108,246,467      687       14.63       157,564      5.351     298.14        710        81.1
681 - 700..................      82,823,203      592       11.19       139,904      5.364     298.01        691        83.4
661 - 680..................      90,309,013      611       12.20       147,805      5.370     297.91        671        84.3
641 - 660..................      65,518,369      506        8.85       129,483      5.377     298.08        652        83.7
621 - 640..................      37,448,120      339        5.06       110,466      5.263     298.18        631        82.7
601 - 620..................       5,172,049       33        0.70       156,729      5.625     297.66        615        81.7
581 - 600..................         361,400        2        0.05       180,700      5.063     296.88        589        83.7
561 - 580..................         326,716        2        0.04       163,358      4.750     298.00        580        82.2
                              -------------   ------     --------
         Total                $ 739,999,815    5,020      100.00%
                              =============   =======    ========

     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans was approximately 717.


                     Property Type for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
      Property Type             Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
Single Family..................$ 529,150,925    3,797      71.51%    $ 139,360     5.300%     298.04        714         81.2%
Planned Unit Development (PUD).  144,072,108      740      19.47       194,692     5.344      298.06        722         82.7
Low Rise Condominium...........   52,725,269      400       7.13       131,813     5.489      298.03        728         82.7
2-4 Units......................    7,493,779       53       1.01       141,392     5.775      298.37        733         77.5
High Rise Condominium..........    6,557,734       30       0.89       218,591     6.328      298.07        727         82.7
                               -------------   ------    --------
         Total                 $ 739,999,815    5,020     100.00%
                               =============   ======    ========

                     Gross Margins for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
 Range of Gross Margins (%)     Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------

Less than or equal to 0.000..  $ 382,851,467   2,413       51.74%    $ 158,662     4.773%     298.12        716         82.4%
0.001 - 0.250................     34,562,240     194        4.67       178,156     5.012      298.08        709         85.8
0.251 - 0.500................     63,083,285     490        8.52       128,741     5.247      298.20        721         75.9
0.501 - 0.750................     16,755,492      95        2.26       176,374     5.481      297.81        706         80.2
0.751 - 1.000................     10,263,674      61        1.39       168,257     5.836      298.14        727         69.2
1.001 - 1.250................    108,567,059     815       14.67       133,211     5.999      297.81        736         80.7
1.251 - 1.500................     65,983,589     537        8.92       122,874     6.239      297.88        690         85.7
1.501 - 1.750................     10,634,426      65        1.44       163,607     6.498      297.96        720         83.1
1.751 - 2.000................     22,120,137     183        2.99       120,875     6.693      298.00        723         75.0
2.001 - 2.250................     10,079,351      65        1.36       155,067     6.992      298.07        707         80.0
2.251 - 2.500................      4,567,824      34        0.62       134,348     6.914      298.53        701         81.6
2.501 - 2.750................      5,293,013      31        0.72       170,742     7.529      297.87        724         79.3
2.751 - 3.000................      1,326,895      10        0.18       132,690     7.772      297.22        675         83.5
3.001 - 3.250................        925,359       9        0.13       102,818     7.248      299.07        673         74.5
3.251 - 3.500................        786,831       6        0.11       131,138     8.007      298.17        729         86.7
3.501 - 3.750................        440,500       3        0.06       146,833     8.585      299.10        707         82.3
3.751 - 4.000................         58,345       1        0.01        58,345     8.750      298.00        667         90.0
4.001 - 4.250................        310,635       2        0.04       155,318     8.989      298.30        739         90.0
4.251 - 4.500................        475,000       1        0.06       475,000     9.125      298.00        770         84.7
4.501 - 4.750................        419,767       2        0.06       209,884     9.401      296.38        659         73.0
4.751 - 5.000................         15,000       1        0.00        15,000     4.750      299.00        748         45.5
5.001 - 5.250................        218,958       1        0.03       218,958     9.875      297.00        648         95.0
5.251 - 5.500................        260,970       1        0.04       260,970    10.250      298.00        659         85.9
                               -------------  ------      --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========


     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans was approximately 0.498%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


             Credit Limit Utilization Rates for the Mortgage Loans


                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
      Range of Credit             Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
 Limit Utilization Rates (%)  ) Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
 0.01 -   10.00..............  $    784,936      58         0.11%    $  13,533     5.361%     297.44        754         66.1%
10.01 -  20.00..............      1,669,616      47         0.23        35,524     5.415      298.20        750         62.9
20.01 -  30.00..............      3,334,411      67         0.45        49,767     5.595      297.79        743         54.7
30.01 -  40.00..............      4,636,065      70         0.63        66,229     5.249      297.94        739         63.8
40.01 -  50.00..............      5,561,201      69         0.75        80,597     5.352      298.34        743         62.0
50.01 -  60.00..............      7,370,968      83         1.00        88,807     5.274      297.68        741         64.9
60.01 -  70.00..............      9,691,372      89         1.31       108,892     5.275      298.08        728         69.4
70.01 -  80.00..............     16,978,646     123         2.29       138,038     5.077      298.06        724         67.8
80.01 -  90.00..............     24,863,258     143         3.36       173,869     5.239      297.94        737         66.7
90.01 -  100.00..............   665,109,344   4,271        89.88       155,727     5.347      298.05        715         83.3
                              -------------  ------      --------
         Total                $ 739,999,815   5,020       100.00%
                              =============  =======     ========


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans was approximately 92.82%.


                   Maximum Loan Rates for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   Maximum Loan rates (%)       Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
11.000.....................    $     266,195        2        0.04%    $ 133,098     4.983%     298.53       732         87.0%
11.949.....................      734,002,504    4,959       99.19       148,014     5.333      298.05       717         81.7
16.000.....................          239,622        4        0.03        59,906     5.287      298.67       672         79.0
17.000.....................          503,645        7        0.07        71,949     5.434      295.83       694         47.4
18.000.....................        4,987,849       48        0.67       103,914     5.854      297.73       715         60.7
                               -------------   ------     --------
         Total                 $ 739,999,815    5,020      100.00%
                               =============  =======    ========


     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans was approximately 11.994%.

                     Credit Limits for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
  Range of Credit Limits ($)    Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
 10,000.01 -    10,000.00...   $     300,705      19        0.04%    $  15,827     5.170%     298.45        697         33.1%
 20,000.01 -    30,000.00...       1,830,890      73        0.25        25,081     5.439      298.29        712         52.5
 30,000.01 -    40,000.00...       3,781,703     110        0.51        34,379     5.490      298.42        713         59.9
 40,000.01 -    50,000.00...      10,286,953     248        1.39        41,480     5.456      298.36        712         64.8
 50,000.01 -    60,000.00...       9,281,089     175        1.25        53,035     5.628      298.16        712         73.6
 60,000.01 -    70,000.00...      13,657,336     218        1.85        62,648     5.477      298.05        708         75.1
 70,000.01 -    80,000.00...      19,239,938     280        2.60        68,714     5.456      298.13        705         78.4
 80,000.01 -    90,000.00...      20,805,139     256        2.81        81,270     5.529      297.97        704         81.3
 90,000.01 -   100,000.00....     28,068,047     325        3.79        86,363     5.429      298.14        708         75.3
100,000.01 -   125,000.00....     76,677,763     706       10.36       108,609     5.430      298.10        706         84.2
125,000.01 -   150,000.00....    106,502,877     816       14.39       130,518     5.337      298.11        703         83.2
150,000.01 -   175,000.00....     54,099,522     346        7.31       156,357     5.294      298.04        718         86.5
175,000.01 -   200,000.00....     54,710,469     319        7.39       171,506     5.294      298.09        728         82.5
200,000.01 -   225,000.00....     36,388,684     180        4.92       202,159     5.329      298.07        716         85.9
225,000.01 -   250,000.00...      41,231,761     185        5.57       222,874     5.199      298.11        721         84.5
250,000.01 -   275,000.00...      31,869,675     129        4.31       247,052     5.351      297.94        727         86.4
275,000.01 -   300,000.00...      33,609,957     130        4.54       258,538     5.254      298.10        726         82.5
300,000.01 -   325,000.00...      21,868,439      76        2.96       287,743     5.119      298.22        726         84.1
325,000.01 -   350,000.00...      24,119,765      75        3.26       321,597     5.220      297.75        724         82.2
350,000.01 -   375,000.00...      18,259,229      55        2.47       331,986     5.300      298.22        727         83.3
375,000.01 -   400,000.00...      25,132,241      76        3.40       330,687     5.119      297.85        726         84.0
400,000.01 -   425,000.00...      11,044,371      29        1.49       380,840     5.150      297.97        729         86.1
425,000.01 -   450,000.00...       6,414,196      17        0.87       377,306     5.258      298.24        724         83.6
450,000.01 -   475,000.00...      11,646,884      27        1.57       431,366     5.371      297.56        713         85.9
475,000.01 -   500,000.00...      16,698,789      45        2.26       371,084     5.398      298.40        729         73.8
500,000.01 -   525,000.00...       4,543,481      10        0.61       454,348     5.626      297.05        713         86.5
525,000.01 -   550,000.00...       4,394,228       9        0.59       488,248     4.769      297.99        724         80.4
550,000.01 -   575,000.00...       3,665,985       7        0.50       523,712     5.528      297.40        733         78.8
575,000.01 -   600,000.00...       5,151,563      13        0.70       396,274     5.455      297.89        726         77.5
600,000.01 -   625,000.00...       2,803,992       6        0.38       467,332     5.259      298.53        728         83.0
625,000.01 -   650,000.00...       6,639,915      13        0.90       510,763     5.133      297.87        723         81.8
650,000.01 -   675,000.00...       1,315,712       2        0.18       657,856     5.444      296.48        754         82.4
675,000.01 -   700,000.00...       3,898,427       7        0.53       556,918     5.616      297.90        684         72.9
700,000.01 -   725,000.00...       2,879,422       4        0.39       719,856     5.656      297.75        703         77.8
725,000.01 -   750,000.00...       2,864,548       5        0.39       572,910     4.694      297.63        705         55.6
750,000.01 -   775,000.00...         775,000       1        0.10       775,000     6.000      299.00        780         53.4
775,000.01 -   800,000.00...       3,073,715       5        0.42       614,743     5.675      298.00        714         56.2
825,000.01 -   850,000.00...         888,448       2        0.12       444,224     5.784      295.63        733         70.0
850,000.01 -   875,000.00...       4,016,204       5        0.54       803,241     5.760      296.75        718         75.4
875,000.01 -   900,000.00...       1,797,514       2        0.24       898,757     5.877      298.00        774         82.5
925,000.01 -   950,000.00...       1,775,000       2        0.24       887,500     6.250      298.61        756         63.5
950,000.01 -   975,000.00...       1,777,000       2        0.24       888,500     5.138      299.00        753         72.6
975,000.01 - 1,000,000.00....      3,755,885       6        0.51       625,981     5.165      298.44        715         53.0
Greater than 1,000,000.00....      6,457,352       4        0.87     1,614,338     5.443      297.30        754         53.5
                               -------------  ------     --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========


     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans was approximately $161,565.

                     Lien Priority for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
         Lien Priority          Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
Second Liens.................  $ 739,999,815   5,020      100.00%    $ 147,410    5.336%      298.04        717            81.5%
                               -------------  ------     --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========


                   Delinquency Status for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   Delinquency Status           Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
Current......................  $ 739,999,815   5,020      100.00%    $ 147,410     5.336%     298.04        717         81.5%
                               -------------  ------     --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========


                    Origination Year for the Mortgage Loans

                                                         Percent of              Weighted   Weighted     Weighted      Weighted
                                 Aggregate    Number     Aggregate    Average     Average    Average      Average      Average
                                 Principal      of       Principal    Current     Gross     Remaining     Credit       Original
                                  Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau     Loan-to-Value
   Origination Year             Outstanding    Loans    Outstanding   Balance      Rate     (months)    Risk Score      Ratio
-----------------------------   -----------   --------  -----------  ---------   --------   ---------   ----------   -------------
2003.........................  $     357,242       7       0.05%     $  51,035     5.378%     285.83        722          68.8%
2004.........................    739,642,574   5,013       99.95       147,545     5.336      298.05        717          81.6
                               -------------  ------     --------
         Total                 $ 739,999,815   5,020      100.00%
                               =============  =======    ========

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

           (a) Not applicable.

           (b) Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.


                                                By: /s/ Leon Daniels, Jr.
                                                    ---------------------------
                                                       Name:  Leon Daniels, Jr.
                                                       Title:    Vice President


Dated:  January 7, 2005